SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: February 21, 2002
                                        -----------------
                        (Date of earliest event reported)




                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
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             (Exact name of registrant as specified in its charter)



           MINNESOTA                      000-19621               41-1454591
-------------------------------          -----------         -------------------
(State or other jurisdiction of           Commission          (I.R.S. Employer
incorporation or organization)             File No.          Identification No.)


   7400 EXCELSIOR BOULEVARD
        MINNEAPOLIS, MN                                           55426-4517
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(Address of principal executive offices)



                                 (952) 930-9000
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              (Registrant's telephone number, including area code)

Item 5.           Other Events.
------            ------------

         On February 19, 2002, Appliance Recycling Centers of America, Inc. issued a press release announcing that it will open a 30,000-square-foot ApplianceSmart superstore factory outlet on March 15 in a retail complex in southeastern Columbus, Ohio.

Item 7(c).        Exhibits.
---------         --------

99 Press Release dated February 19, 2002, announcing that it will open a 30,000-square-foot ApplianceSmart superstore factory outlet on March 15 in a retail complex in southeastern Columbus, Ohio.


Date:  February 21, 2002                         /s/Linda Koenig
                                                 -------------------------------
                                                 Linda Koenig, Controller